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                                                                    EXHIBIT 99.1


                                  CONTACT: MARC ROWLAND, CHIEF FINANCIAL OFFICER
                                                         (405)848-8000, EXT. 232

FOR IMMEDIATE RELEASE                             TOM PRICE, JR.,VICE PRESIDENT-
MARCH 25, 1998                                             CORPORATE DEVELOPMENT
                                                         (405)848-8000, EXT. 257


                          CHESAPEAKE ENERGY CORPORATION
                    ANNOUNCES 1997 TRANSITION PERIOD RESULTS

OKLAHOMA CITY, OKLAHOMA, MARCH 25, 1998 -- Chesapeake Energy Corporation (NYSE:CHK) today reported its financial results for the six month transition period ended December 31, 1997. As previously announced, Chesapeake has changed its fiscal year end from June 30 to December 31.

Including the effects of the previously reported $110 million impairment charge and the $74 million Bayard gain, Chesapeake reported a net loss of $32 million, or $0.45 per share, during the six month transition period ended December 31, 1997. Excluding the effects of the impairment charge and the Bayard gain, Chesapeake reported net income of $4.6 million, or $.06 per share, on revenue of $232.9 million. This is a 75% decrease from net income of $18.5 million, or $0.28 per common share, on revenue of $122.7 million during the six month period ending December 31, 1996. Excluding the Bayard gain, cash flow from operating activities for the transition period decreased by 13% to $67.4 million from $77.3 million during the similar period in 1996.


                           PRODUCTION VOLUMES INCREASE

During the transition period, Chesapeake produced 38.5 billion cubic feet of natural gas equivalent (bcfe), an increase of 5% compared to the 36.8 bcfe produced in the six month period last year. During the transition period, average prices received were $2.24 per thousand cubic feet of natural gas (mcf) and $18.59 per barrel of oil for a natural gas equivalent (mcfe) price of $2.49, essentially flat to the $2.45 per mcfe received in the six month period ended December 31, 1996.



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                               MANAGEMENT COMMENT

Aubrey K. McClendon, Chesapeake's Chairman and Chief Executive Officer, stated "The past nine months have marked a significant transition for Chesapeake. We have now successfully revised our business strategy and have transformed the reserve and risk profile of our company through the acquisition of approximately 710 bcfe of Mid-Continent and Canadian proved reserves, approximately 90% of which are natural gas. These long-lived natural gas reserves provide the solid foundation to continue building our company through a balanced strategy of growth through acquisitions and through the drillbit."

                                      ####

Chesapeake Energy Corporation is an independent oil and natural gas producer headquartered in Oklahoma City. The company's operations are focused on exploratory and developmental drilling and producing property and corporate acquisitions in major onshore producing areas of the United States and Canada. The company's Internet address is http://www.chesapeake-energy.com.

The information contained in this release includes certain forward-looking statements. When used in this document, the words budget, budgeted, anticipate, expects, estimates, believes, goals or projects and similar expressions are intended to identify forward-looking statements. It is important to note that Chesapeake's actual results could differ materially from those projected by such forward-looking statements. Important factors that could cause actual results to differ materially from those projected in the forward-looking statements include, but are not limited to, the following: production variances from expectations, volatility of oil and gas prices, the need to develop and replace its reserves, the substantial capital expenditures required to fund its operations and acquisition strategy and the related need to fund such capital requirements through commercial banks and/or public securities markets, environmental risks, drilling and operating risks, risks related to exploration and development drilling, the uncertainty inherent in estimating future oil and gas production or reserves, uncertainty inherent in litigation, competition, government regulation, and the ability of the Company to implement its business strategy, including risks inherent in integrating acquisition operations into the Company's operations.


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                 CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                       ($ IN 000'S, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED:                                              DECEMBER 31, 1997                 DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------------------
                                                              $              $/MCFE              $             $/MCFE
                                                       -------------------------------------------------------------------
REVENUES:
   Oil and gas sales                                             95,657              2.49           90,167           2.45
   Oil and gas marketing sales                                   58,241              1.51           30,019           0.82
   Interest and other                                            78,966              2.05            2,516           0.07
                                                       -------------------------------------------------------------------
     Total revenues                                             232,864              6.05          122,702           3.34
                                                       -------------------------------------------------------------------
EXPENSES:
   Production expenses and taxes                                 10,094              0.26            5,874           0.16
   Oil and gas marketing expenses                                58,227              1.51           29,548           0.80
   Impairment of oil and gas properties                         110,000              2.86         -               -
   Depreciation, depletion, and amortization
     of oil and gas properties                                   60,408              1.57           36,243           0.99
   Depreciation and amortization of other assets                  2,414              0.06            1,836           0.05
   General and administrative                                     5,847              0.15            3,739           0.10
   Interest                                                      17,448              0.46            6,216           0.17
                                                       -------------------------------------------------------------------
      Total expenses                                            264,438              6.87           83,456           2.27
                                                       -------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
AND EXTRAORDINARY ITEM                                         (31,574)            (0.82)           39,246           1.07
PROVISION (BENEFIT) FOR INCOME TAXES                           -                    -               14,325           0.39
                                                       -------------------------------------------------------------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                        (31,574)            (0.82)           24,921           0.68

EXTRAORDINARY ITEM:
   Loss on early extinguishment of debt, net of
     applicable income tax of $3,703                           -                    -              (6,443)         (0.18)
                                                       -------------------------------------------------------------------

NET INCOME (LOSS)                                              (31,574)            (0.82)           18,478           0.50
                                                       ===================================================================

                                                       -------------------------------------------------------------------

EARNINGS (LOSS) PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (BASIC)
       INCOME LOSS) BEFORE EXTRAORDINARY ITEM                    (0.45)             -                 0.40        -
       EXTRAORDINARY ITEM                                      -                    -               (0.10)        -
                                                       -------------------------------------------------------------------
       NET INCOME (LOSS)                                         (0.45)             -                 0.30        -
                                                       ===================================================================

EARNINGS (LOSS) PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (DILUTED)
       INCOME LOSS) BEFORE EXTRAORDINARY ITEM                    (0.45)             -                 0.38        -
       EXTRAORDINARY ITEM                                      -                    -               (0.10)        -
                                                       -------------------------------------------------------------------
        NET INCOME (LOSS)                                        (0.45)             -                 0.28        -
                                                       ===================================================================

AVERAGE COMMON SHARES AND COMMON
EQUIVALENT SHARES OUTSTANDING
       BASIC                                                     70,835             -               61,985        -
       DILUTED                                                   70,835             -               66,300        -
                                                       ===================================================================


CASH FLOW FROM OPERATING ACTIVITIES (1)                         141,248              3.67           77,325           2.10
                                                       ===================================================================

THOUSANDS OF BARRELS OF OIL (MBBL):                               1,857      +        66%            1,116
MILLIONS OF CUBIC FEET OF GAS (MMCF):                            27,326      +        -9%           30,095
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS (MMCFE):               38,468      +         5%           36,791

AVERAGE PRICE/BARREL                                            $ 18.59      +       -15%          $ 21.88
AVERAGE PRICE/MCF                                                $ 2.24      +         3%           $ 2.18
AVERAGE GAS EQUIVALENT PRICE/MCFE                                $ 2.49      +         2%           $ 2.45
--------------------------------------------------------------------------------------------------------------------------

(1) Income (loss) before extraordinary item, depreciation, depletion and amortization, income tax, and impairment of oil and gas properties.

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                 CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                       ($ IN 000'S, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED:                                              DECEMBER 31, 1997                 DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------------
                                                              $              $/MCFE              $             $/MCFE
                                                         -------------------------------------------------------------------
REVENUES:
   Oil and gas sales                                              49,990               2.59          53,414            2.89
   Oil and gas marketing sales                                    31,376               1.62          17,835            0.97
   Interest and other                                             73,088               3.79           1,668            0.09
                                                         -------------------------------------------------------------------
     Total revenues                                              154,454               8.00          72,917            3.95
                                                         -------------------------------------------------------------------
EXPENSES:
   Production expenses and taxes                                   4,914               0.25           3,344            0.18
   Oil and gas marketing expenses                                 31,537               1.63          17,682            0.96
   Impairment of oil and gas properties                          110,000               5.70                        -
   Depreciation, depletion, and amortization
     of oil and gas properties                                    31,858               1.65          19,214            1.04
   Depreciation and amortization of other assets                   1,272               0.07             884            0.05
   General and administrative                                      3,087               0.16           2,068            0.11
   Interest                                                        8,873               0.46           3,399            0.18
                                                         -------------------------------------------------------------------
      Total expenses                                             191,541               9.92          46,591            2.52
                                                         -------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
AND EXTRAORDINARY ITEM                                          (37,087)             (1.92)          26,326            1.43
PROVISION (BENEFIT) FOR INCOME TAXES                            -                     -               9,609            0.52
                                                         -------------------------------------------------------------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                         (37,087)             (1.92)          16,717            0.91

EXTRAORDINARY ITEM:
   Loss on early extinguishment of debt, net of
     applicable income tax of $3,703                            -                     -             (6,443)          (0.35)
                                                         -------------------------------------------------------------------

NET INCOME (LOSS)                                               (37,087)             (1.92)          10,274            0.56
                                                         ===================================================================

                                                         -------------------------------------------------------------------

EARNINGS (LOSS) PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (BASIC)
       INCOME LOSS) BEFORE EXTRAORDINARY ITEM                     (0.52)              -                0.26        -
       EXTRAORDINARY ITEM                                       -                     -              (0.10)        -
                                                         -------------------------------------------------------------------
       NET INCOME (LOSS)                                          (0.52)              -                0.16        -
                                                         ===================================================================

EARNINGS (LOSS) PER COMMON SHARE AND
COMMON EQUIVALENT SHARE (DILUTED)
       INCOME LOSS) BEFORE EXTRAORDINARY ITEM                     (0.52)              -                0.25        -
       EXTRAORDINARY ITEM                                       -                     -              (0.10)        -
                                                         -------------------------------------------------------------------
       NET INCOME (LOSS)                                          (0.52)              -                0.15        -
                                                         ===================================================================

AVERAGE COMMON SHARES AND COMMON
EQUIVALENT SHARES OUTSTANDING
       BASIC                                                      71,165              -              63,774        -
       DILUTED                                                    71,165              -              68,108        -
                                                         ===================================================================

CASH FLOW FROM OPERATING ACTIVITIES (1)                          106,043               5.49          46,424            2.51
                                                         ===================================================================

THOUSANDS OF BARRELS OF OIL (MBBL):                                  987       +        60%             618
MILLIONS OF CUBIC FEET OF GAS (MMCF):                             13,385       +        -9%          14,771
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS (MMCFE):                19,307       +         4%          18,479

AVERAGE PRICE/BARREL                                             $ 18.69       +       -17%         $ 22.43
AVERAGE PRICE/MCF                                                 $ 2.36       +       -12%          $ 2.68
AVERAGE GAS EQUIVALENT PRICE/MCFE                                 $ 2.59       +       -10%          $ 2.89
----------------------------------------------------------------------------------------------------------------------------

(1) Income (loss) before extraordinary item, depreciation, depletion and amortization, income tax, and impairment of oil and gas properties.

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                 CHESAPIAKE ENERGY CORPORATION AND SUBSIDIARIES
                     SUMMARIZED CONSOLIDATED BALANCE SHEET
                                  ($ in 000's)
                                  (unaudited)


-------------------------------------------------------------------------------------------------
                                                             DECEMBER 31,       DECEMBER 31,
                                                                 1997               1996
-------------------------------------------------------------------------------------------------
Cash and short-term investments                                     $136,430            $176,056
Other current assets                                                  81,291              74,217
                                                          ---------------------------------------
     Total current assets                                            217,721             250,273

Property and equipment, net                                          679,187             598,549
Other assets                                                          55,876              11,775

                                                          ---------------------------------------
      TOTAL ASSETS                                                  $952,784            $860,597
                                                          =======================================

Current liabilities                                                 $153,480            $127,092
Long-term liabilities                                                519,098             249,443
Stockholders' equity                                                 280,206             484,062

                                                          ---------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $952,784            $860,597
----------------------------------------------------------=======================================


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